SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report - July 25, 2002
                         -------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
   -------------------------------------------------------------------------
   (as depositor under a certain Pooling and Servicing Agreement dated as of
                January 31, 2002, providing for the issuance of
               Mortgage Pass-Through Certificates, Series 2002-1)
             (Exact Name of Registrant as specified in its charter)



        Delaware                 333-53404                     52-2029487
------------------------   ---------------------        -----------------------
(State of Incorporation)   (Commission File No.)        (IRS Employer I.D. No.)


     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 5.  Other Events.
---------------------

     Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AV-1, M-1, M-2 and B Certificateholders with respect to the July 25, 2002 Distribution Date.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                EQUITY ONE ABS, INC.



                                By: /s/ James H. Jenkins
                                   ---------------------------------------------
                                   James H. Jenkins,
                                   Senior Vice President and CFO


Dated:  July 26, 2002

                                                                         ANNEX A

                                                                     Page 1 of 5
--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-1
                        Statement to Certificateholders
                                 July 25, 2002
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                             DISTRIBUTION IN DOLLARS
------------------------------------------------------------------------------------------------------------------------
           ORIGINAL        BEGINNING                                                                          ENDING
            FACE           PRINCIPAL                                                 REALIZED   DEFERRED    PRINCIPAL
CLASS       VALUE           BALANCE         PRINCIPAL      INTEREST       TOTAL       LOSSES    INTEREST      BALANCE
------- ---------------- --------------- -------------- ------------- --------------- --------- -------- ---------------

AF1      75,000,000.00    61,663,911.68   3,127,690.23    104,314.78    3,232,005.01      0.00    0.00     58,536,221.45
AF2      47,655,000.00    47,655,000.00           0.00    219,332.14      219,332.14      0.00    0.00     47,655,000.00
AV1      98,145,000.00    89,733,582.12   2,236,627.94    160,772.67    2,397,400.61      0.00    0.00     87,496,954.18
M1       18,600,000.00    18,600,000.00           0.00     97,371.00       97,371.00      0.00    0.00     18,600,000.00
M2       14,000,000.00    14,000,000.00           0.00     78,505.00       78,505.00      0.00    0.00     14,000,000.00
B        12,620,000.00    12,620,000.00           0.00     73,890.10       73,890.10      0.00    0.00     12,620,000.00
R                 0.00             0.00           0.00          0.00            0.00      0.00    0.00              0.00
------- ---------------- --------------- -------------- ------------- --------------- --------- -------- ---------------
TOTALS  266,020,000.00   244,272,493.80   5,364,318.17    734,185.69    6,098,503.86      0.00    0.00    238,908,175.63
------- ---------------- --------------- -------------- ------------- --------------- --------- -------- ---------------
------- ---------------- --------------- -------------- ------------- --------------- --------- -------- ---------------
X       266,024,014.84   248,823,117.40           0.00         12.26           12.26      0.00    0.00    244,529,713.45
------- ---------------- --------------- -------------- ------------- --------------- --------- -------- ---------------

-----------------------------------------------------------------------------------------------------   --------------------
                FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------------------   --------------------
                                                                                                                 CURRENT
                        BEGINNING                                                         ENDING                PASS-THRU
CLASS     CUSIP         PRINCIPAL        PRINCIPAL       INTEREST        TOTAL           PRINCIPAL      CLASS      RATE
------  ---------  ----------------- ---------------- -------------- --------------- ----------------  ------- -----------
AF1     294754AP1       822.18548907    41.70253640     1.39086373      43.09340013     780.48295267    AF1     2.030000 %
AF2     294754AQ9     1,000.00000000     0.00000000     4.60250005       4.60250005   1,000.00000000    AF2     5.523000 %
AV1     294754AR7       914.29601223    22.78901564     1.63811371      24.42712935     891.50699659    AV1     2.150000 %
M1      294754AS5     1,000.00000000     0.00000000     5.23500000       5.23500000   1,000.00000000    M1      6.282000 %
M2      294754AT3     1,000.00000000     0.00000000     5.60750000       5.60750000   1,000.00000000    M2      6.729000 %
B       294754AU0     1,000.00000000     0.00000000     5.85500000       5.85500000   1,000.00000000    B       7.026000 %
------  ---------  ----------------- ---------------- -------------- --------------- ----------------  ------- -----------
TOTALS                  918.24860462    20.16509349     2.75988907      22.92498256     898.08351113    X       0.000000 %
------  ---------  ----------------- ---------------- -------------- --------------- ----------------
------  ---------  ----------------- ---------------- -------------- --------------- ----------------  ------- -----------
X       N/A             935.34080955     0.00000000     0.00004609       0.00004609     919.20165026
-----------------------------------------------------------------------------------------------------  -------------------

--------------------------------------------------------------------------------
 IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE
                          ADMINISTRATOR LISTED BELOW:
                               Robert Wainwright
               JPMorgan Chase Bank - Structured Finance Services
                             450 West 33 st, 14 fl.
                            New York, New York 10001
                              Tel: (212) 946-7551
                       Email: robert.wainwright@chase.com
--------------------------------------------------------------------------------

[JPMORGAN
 LOGO]             Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 2 of 5
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                 Equity One Mortgage Pass-Through Trust 2002-1
                                 July 25, 2002
--------------------------------------------------------------------------------

Sec. 4.03(a)(i)         Funds Allocable to Certificate Principal

                                Group I Scheduled Principal           135,803.58
                                Group I Curtailments                   16,227.34
                                Group I Prepayments                 2,351,257.88
                                Group I Liquidation Proceeds                0.00

                                Group II Scheduled Principal           52,970.65
                                Group II Curtailments                   4,380.08
                                Group II Prepayments                1,732,764.42
                                Group II Liquidation Proceeds               0.00

                                Extra Principal Distribution Amount 1,070,914.22

Sec. 4.03 (a)(ii)       Interest Distribution Amounts

                                Interest Distribution - AF-1          104,314.78
                                Unpaid Interest - AF-1                      0.00
                                Remaining Unpaid Interest - AF-1            0.00

                                Interest Distribution - AF-2          219,332.14
                                Unpaid Interest - AF-2                      0.00
                                Remaining Unpaid Interest - AF-2            0.00

                                Interest Distribution - AV-1          160,772.67
                                Unpaid Interest - AV-1                      0.00
                                Remaining Unpaid Interest - AV-1            0.00

                                Interest Distribution - M-1            97,371.00
                                Unpaid Interest - M-1                       0.00
                                Remaining Unpaid Interest - M-1             0.00

                                Interest Distribution - M-2            78,505.00
                                Unpaid Interest - M-2                       0.00
                                Remaining Unpaid Interest - M-2             0.00

                                Interest Distribution - B              73,890.10
                                Unpaid Interest - B                         0.00
                                Remaining Unpaid Interest - B               0.00

Sec. 4.03(a)(iii)       Available Funds Shortfall

                                Class AF-1 Available Funds Shortfall        0.00
                                Class AF-2 Available Funds Shortfall        0.00
                                Class AV-1 Available Funds Shortfall        0.00
                                Class M-1 Available Funds Shortfall         0.00
                                Class M-2 Available Funds Shortfall         0.00
                                Class B Available Funds Shortfall           0.00

[JPMORGAN
 LOGO]           Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-1
                                 July 25, 2002
--------------------------------------------------------------------------------

Sec. 4.03(a)(v)         Pool Principal Balances

                                Group I Beginning Pool Balance    157,384,478.85
                                Group I Ending Pool Balance       154,881,190.05
                                Group II Beginning Pool Balance    91,438,638.55
                                Group II Ending Pool Balance       89,648,523.40
                                Total Beginning Pool Balance      248,823,117.40
                                Total Ending Pool Balance         244,529,713.45

Sec. 4.03(a)(vi)        Servicing Fee

                                Group I Servicing Fee                  65,576.87
                                Group II Servicing Fee                 38,099.43

Sec. 4.03(a)(viii)      Delinquency Advances

                                Group I Delinquency Advances
                                 Included in Current Distribution     162,188.79
                                Group I Recouped Advances
                                 Included in Current Distribution           0.00
                                Group I Aggregate Amount of
                                 Advances Outstanding                 278,229.21
                                Group II Delinquency Advances
                                 Included in Current Distribution      96,438.76
                                Group II Recouped Advances
                                 Included in Current Distribution           0.00
                                Group II Aggregate Amount of
                                 Advances Outstanding                 199,027.70

Section 4.03(a)(ix) A   Group I and Group II Loans Delinquent

                 ---------------------------------------------------------------
                                         Group 1
                 ---------------------------------------------------------------
                 Period          Number       Principal Balance      Percentage
                  0-30 days        309          30,336,561.80           19.59 %
                 31-60 days         41           3,790,609.14            2.45 %
                 61-90 days         16           1,522,885.83            0.98 %
                  91+days            9           1,001,408.11            0.65 %
                  Total            375          36,651,464.88           23.67 %
                 ---------------------------------------------------------------


                 ---------------------------------------------------------------
                                         Group 2
                 ---------------------------------------------------------------
                 Period          Number       Principal Balance       Percentage
                  0-30 days        114          13,342,733.07           14.88 %
                 31-60 days         18           1,867,885.48            2.08 %
                 61-90 days          5             807,006.13            0.90 %
                   91+days           3             239,514.01            0.27 %
                   Total           140          16,257,138.69           18.13 %
                 ---------------------------------------------------------------

[JPMORGAN
 LOGO]           Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-1
                                 July 25, 2002
--------------------------------------------------------------------------------

Sec. 4.03 (a)(ix) B     Group I and Group II Loans in Foreclosure

                                ------------------------------------------------
                                                    Group 1
                                ------------------------------------------------
                                Number    Principal Balance      Percentage
                                ------------------------------------------------
                                  8             531,865.63              0.34 %
                                ------------------------------------------------


                                ------------------------------------------------
                                                    Group 2
                                ------------------------------------------------
                                Number    Principal Balance      Percentage
                                ------------------------------------------------
                                  2             241,024.20              0.27 %
                                ------------------------------------------------

Sec. 4.03(a)(x),(xi)    Group I and Group II Loans in REO

                                ------------------------------------------------
                                                    Group 1
                                ------------------------------------------------
                                Number    Principal Balance      Percentage
                                ------------------------------------------------
                                   0            0.00               0.00 %
                                ------------------------------------------------


                                ------------------------------------------------
                                                    Group 2
                                ------------------------------------------------
                                Number    Principal Balance      Percentage
                                ------------------------------------------------
                                   0            0.00               0.00 %
                                ------------------------------------------------

                                Market Value of Group I REO Loans           0.00
                                Market Value of Group II REO Loans          0.00


Sec. 4.03(a)(xii)       Aggregate Stated Principal Balance of the Three
                          Largest Loans

                                Group I Three Largest Loans         1,370,345.26
                                Group II Three Largest Loans        1,326,927.88

Sec. 4.03(a)(xiii)      Net WAC Cap Carryover

                                Class AF-1 Net WAC Cap Carryover
                                  Amounts Due                               0.00
                                Class AF-1 Net WAC Cap Carryover
                                  Amounts Paid                              0.00
                                Class AF-1 Net WAC Cap Carryover
                                  Remaining Amounts Due                     0.00
                                Class AV-1 Net WAC Cap Carryover
                                  Amounts Due                               0.00
                                Class AV-1 Net WAC Cap Carryover
                                  Amounts Paid                              0.00
                                Class AV-1 Net WAC Cap Carryover
                                  Remaining Amounts Due                     0.00


Sec. 4.03(a)(xiv)       Aggregate Principal Balance of Balloon Loans
                          with Original Terms <= 36 Months 60+
                          Contractually Past Due

                                Group I Aggregate Principal Balance
                                  of Balloon Loans                          0.00
                                Group II Aggregate Principal Balance
                                  of Balloon Loans                          0.00

Sec. 4.03(a)(xv),(xxi)  Realized Losses

                                Group I Current Period Realized Losses      0.00
                                Group I Cumulative Realized Losses          0.00
                                Group II Current Period Realized Losses     0.00
                                Group II Cumulative Realized Losses         0.00

[JPMORGAN
 LOGO]           Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-1
                                 July 25, 2002
--------------------------------------------------------------------------------

Sec. 4.03 (a)(xvi)      Number of Loans Repurchased

                                Group I Number of Loans Repurchased         0.00
                                Group II Number of Loans Repurchased        0.00

Sec. 4.03 (a)(xvii)     Weighted Average Mortgage Rate of Outstanding
                          Loans (as of first day of related Due Period)

                                Group I Weighted Average Mortgage Rate      9.31
                                Group II Weighted Average Mortgage Rate     9.23

Sec. 4.03 (a)(xviii)    Weighted Average Remaining Term of Outstanding Loans

                                Group I Weighted Average Remaining Term   244.00
                                Group II Weighted Average Remaining Term  351.00

Sec. 4.03 (a)(xix),     Overcollateralization Amounts
(xx),(xxii)

                                Overcollateralization Amount        5,621,537.82
                                Overcollateralization Target Amount 9,044,816.50
                                Overcollateralization Release Amount        0.00
                                Overcollateralization Deficiency
                                  Amount                            3,423,278.68

Sec. 4.03 (a)(xxiii)    Trigger Events

                                Has a Trigger Event Occurred and is
                                  continuing?                                 NO
                                Cumulative Realized Losses as a
                                  percentage of the Original Pool Balance 0.00 %

Sec. 4.03 (a)(xxiv)     60+ Day Delinquent Loans

                                60+ Day Delinquent Loans as a percentage
                                 of the current Pool Balance              1.78 %

[JPMORGAN
 LOGO]           Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.